UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2023

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-41698	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 22, 2023, TechPrecision Corporation, a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Doerfer Corporation, an Iowa corporation (the “Seller”), pursuant to which the Seller has agreed to sell, and the Company has agreed to purchase (the “Acquisition”), all of the issued and outstanding common stock of Votaw Precision Technologies, Inc., an Iowa corporation with all of its operations in Southern California and a wholly owned subsidiary of the Seller (“Votaw”).

The Company’s board of directors unanimously approved the Purchase Agreement, the Acquisition and the other transactions contemplated by the Purchase Agreement.

The total consideration payable by the Company to the Seller in connection with the Acquisition is comprised of: (i) $70,000,000, less the amount of indebtedness and transaction expenses of Votaw, plus the amount of unrestricted cash of Votaw to be paid on the date of the closing of the Acquisition (the “Closing Date”); (ii) less $200,000 if the Closing occurs on or before December 31, 2023; (iii) plus $15,000,000 to be paid pursuant to a promissory note in six payments of $2,500,000 over the three-year period following the Closing Date, subject to certain working capital adjustments; and (iv) up to $25,000,000 to be paid following the Closing Date if Votaw’s EBITDA for its fiscal year ended October 31, 2024 exceeds $11,175,000 (with the maximum amount of $25,000,000 being payable if EBITDA meets or exceeds $14,100,000).

The Purchase Agreement may be terminated by, among other things, (i) written notice from the Company to the Seller delivered on or prior to the date that is 45 days after the date of the Purchase Agreement, if the Company is dissatisfied, in its sole and absolute discretion, with the results of its ongoing financial, legal or other due diligence investigation of Votaw and (ii) by the Company or the Seller if the Closing has not occurred on or prior to March 31, 2024 (the “Outside Date Termination”), subject to the party terminating having complied with the other required closing conditions.

If the Seller terminates the Purchase Agreement pursuant to the Outside Date Termination, the Company must pay to the Seller a termination fee, as the Seller’s exclusive remedy, consisting of 320,000 shares of the Company’s common stock to be issued into the name of the Seller (the “Stock Termination Fee”); provided, however, that the Stock Termination Fee will increase by 48,000 additional shares of the Company’s common stock (the “Additional Stock Termination Fee”) if the Company fails to (i) issue the Stock Termination Fee to the Seller within 30 calendar days following the Seller’s proper termination of the Purchase Agreement pursuant to the Outside Date Termination, and (ii) file a registration statement to effect the resale of such shares of the Company’s common stock included in the Stock Termination Fee within 30 calendar days following the Seller’s proper termination of the Purchase Agreement pursuant to the Outside Date Termination and/or thereafter use commercially reasonable efforts to cause such registration to become effective as soon as practicable.

The Company and the Seller have made customary representations, warranties and covenants in connection with the Acquisition. The obligations of the Company and the Seller to consummate the Acquisition are subject to the satisfaction or waiver of certain customary conditions. The Purchase Agreement also provides each of the Company and the Seller with customary termination rights.

The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary of the Purchase Agreement has been included to provide investors and security holders with information regarding its terms, does not purport to be complete and is subject to, and is qualified in its entirety by, the full text, terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about the Company, the Seller or Votaw or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Purchase Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Purchase Agreement and which may be subject to important qualifications and limitations agreed to by the parties thereto in connection with the negotiated terms of the transaction and the Purchase Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the parties thereto rather than establishing matters as facts.

Item 7.01	Regulation FD Disclosure.

On November 29, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the business of the Company and its subsidiary companies. All statements other than statements of current or historical fact contained in this Form 8-K, including statements that express our intentions, plans, objectives, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “will,” “should,” “would” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections made by management about our business, our industry and other conditions affecting our financial condition, results of operations or business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, the forward-looking statements due to numerous risks and uncertainties. Factors that could cause such outcomes and results to differ include, but are not limited to, risks and uncertainties arising from: the occurrence of any event, change or other circumstances that could give rise to the right of one or more of the parties to terminate the Purchase Agreement; the failure to obtain any necessary contractual or regulatory approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the Company’s ability to complete the acquisition and integration of Votaw successfully; our reliance on individual purchase orders, rather than long-term contracts, to generate revenue; our ability to balance the composition of our revenues and effectively control operating expenses; external factors that may be outside of our control, including health emergencies, like epidemics or pandemics, the Russia-Ukraine and Israel-Hamas conflicts, price inflation, interest rate increases and supply chain inefficiencies; the availability of appropriate financing facilities impacting our operations, financial condition and/or liquidity; our ability to receive contract awards through competitive bidding processes; our ability to maintain standards to enable us to manufacture products to exacting specifications; our ability to enter new markets for our services; our reliance on a small number of customers for a significant percentage of our business; competitive pressures in the markets we serve; changes in the availability or cost of raw materials and energy for our production facilities; restrictions in our ability to operate our business due to our outstanding indebtedness; government regulations and requirements; pricing and business development difficulties; changes in government spending on national defense; our ability to make acquisitions and successfully integrate those acquisitions with our business; our failure to maintain effective internal controls over financial reporting; general industry and market conditions and growth rates; general economic conditions; and other risks discussed in the Company’s periodic reports that are filed with the SEC and available on its website (www.sec.gov). Any forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Form 8-K, except as required by applicable law. Investors should evaluate any statements made by us in light of these important factors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Stock Purchase Agreement, dated November 22, 2023, by and between TechPrecision Corporation and Doerfer Corporation
99.1	Press Release, dated November 29, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: November 29, 2023	By:	/s/ Barbara M. Lilley
	Name:	Barbara M. Lilley
	Title:	Chief Financial Officer